UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2008

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NORTH PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	333-143601	26-0261305
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503

(Address of Principal Executive Office) (Zip Code)

(570) 344-6113

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On February 12, 2008, North Penn Bancorp, Inc. issued a press release announcing its financial results for the fourth quarter and year-end fiscal 2007. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

North Penn Bancorp, Inc.

By:	/s/ FREDERICK L. HICKMAN
Frederick L. Hickman President and Chief Executive Officer

Date:  February 12, 2008

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